Exhibit 99.1

Contact:	Wallace R. Cooney	For Immediate Release
	(703) 345-6470	July 31, 2024

GRAHAM HOLDINGS COMPANY REPORTS
SECOND QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the second quarter and first six months of 2024. The Company also filed its Form 10-Q today for the quarter ended June 30, 2024 with the Securities and Exchange Commission.
Division Operating Results
Revenue for the second quarter of 2024 was $1,185.3 million, up 7% from $1,105.0 million in the second quarter of 2023. Revenues increased at education, healthcare and automotive, partially offset by declines at television broadcasting, manufacturing and other businesses. The Company reported operating income of $25.9 million for the second quarter of 2024, compared to $58.1 million for the second quarter of 2023. The decrease in operating results is due to goodwill and intangible asset impairment charges at World of Good Brands (WGB) and declines at television broadcasting, manufacturing and other businesses, partially offset by increases at education, healthcare and automotive. The Company reported adjusted operating cash flow (non-GAAP) of $98.5 million for the second quarter of 2024, compared to $100.0 million for the second quarter of 2023. Adjusted operating cash flow declined at television broadcasting, manufacturing and other businesses, partially offset by increases at education, healthcare and automotive. Capital expenditures totaled $20.8 million and $22.5 million for the second quarter of 2024 and 2023, respectively.
Revenue for the first six months of 2024 was $2,337.9 million, up 9% from $2,136.5 million in the first six months of 2023. Revenues increased at education, healthcare and automotive, partially offset by declines at television broadcasting, manufacturing and other businesses. The Company recorded operated income of $61.4 million for the first six months of 2024, compared to $85.7 million for the first six months of 2023. The decrease in operating results is due to goodwill and intangible asset impairment charges at WGB and declines at television broadcasting, manufacturing, automotive and other businesses, partially offset by increases at education and healthcare. The Company reported adjusted operating cash flow (non-GAAP) of $181.3 million for the first six months of 2024, compared to $171.6 million for the first six months of 2023. Adjusted operating cash flow improved at education, healthcare, automotive and other businesses, partially offset by declines at manufacturing. Capital expenditures totaled $42.2 million and $44.8 million for the first six months of 2024 and 2023, respectively.
Acquisitions and Dispositions of Businesses
There were no significant business acquisitions or dispositions during the first six months of 2024.
Debt, Cash and Marketable Equity Securities
At June 30, 2024, the Company had $834.8 million in borrowings outstanding at an average interest rate of 6.4%, including $132.2 million outstanding on its $300 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,009.6 million at June 30, 2024.
Overall, the Company recognized $19.6 million and $123.8 million in net gains on marketable equity securities in the second quarter and first six months of 2024, respectively, compared to $78.6 million and $96.7 million in net gains on marketable equity securities in the second quarter and first six months of 2023, respectively.
Common Stock Repurchases
During the second quarter and first six months of 2024, the Company purchased a total of 40,180 and 68,786 shares, respectively, of its Class B common stock at a cost of $29.5 million and $49.5 million, respectively. At June 30, 2024, there were 4,410,542 shares outstanding. On May 4, 2023, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock; the Company has remaining authorization for 167,617 shares as of June 30, 2024.
Mandatorily Redeemable Noncontrolling Interest
The Company recorded interest expense of $73.5 million and $75.4 million in the second quarter and first six months of 2024, respectively, to adjust the fair value of the mandatorily redeemable noncontrolling interest at Graham Healthcare Group (GHG). The significant adjustment recorded in the first half of 2024 is largely related to a
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substantial increase in the estimated fair value of CSI Pharmacy Holding Company, LLC (CSI). Refer to Notes 7 and 8 in the Company’s 10-Q filing for the second quarter of 2024 for additional information.
Overall Company Results
The Company reported a net loss attributable to common shares of $21.0 million ($4.79 per share) for the second quarter of 2024, compared to income of $122.8 million ($25.89 per share) for the second quarter of 2023. For the first six months of 2024, the Company recorded net income attributable to common shares of $103.3 million ($23.11 per share), compared to $175.1 million ($36.67 per share) for the first six months of 2023.
The results for the second quarter and first six months of 2024 and 2023 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $56.9 million ($12.70 per share) for the second quarter of 2024, compared to $61.1 million ($12.88 per share) for the second quarter of 2023. Excluding these items, net income attributable to common shares was $107.3 million ($23.99 per share) for the first six months of 2024, compared to $101.4 million ($21.24 per share) for the first six months of 2023.
* * * * * * * * * * * *
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Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K and in the Company’s 2023 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	June 30%
(in thousands, except per share amounts)	2024	2023	Change
Operating revenues	$1,185,280	$1,104,999	7
Operating expenses	1,100,851	1,012,537	9
Depreciation of property, plant and equipment	22,173	21,103	5
Amortization of intangible assets	10,058	13,304	(24)
Impairment of goodwill and other long-lived assets	26,287	—	—
Operating income	25,911	58,055	(55)
Equity in earnings (losses) of affiliates, net	2,560	(6,115)	—
Interest income	2,111	1,548	36
Interest expense	(91,383)	(11,774)	—
Non-operating pension and postretirement benefit income, net	24,655	29,815	(17)
Gain on marketable equity securities, net	19,628	78,648	(75)
Other income, net	1,791	15,794	(89)
(Loss) income before income taxes	(14,727)	165,971	—
Provision for income taxes	4,100	41,800	(90)
Net (loss) income	(18,827)	124,171	—
Net income attributable to noncontrolling interests	(2,213)	(1,383)	60
Net (Loss) Income Attributable to Graham Holdings Company Common Stockholders	$(21,040)	$122,788	—
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net (loss) income per common share	$(4.79)	$25.96	—
Basic average number of common shares outstanding	4,401	4,700
Diluted net (loss) income per common share	$(4.79)	$25.89	—
Diluted average number of common shares outstanding	4,401	4,713
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended
	June 30%
(in thousands, except per share amounts)	2024	2023	Change
Operating revenues	$2,337,942	$2,136,545	9
Operating expenses	2,184,793	1,981,713	10
Depreciation of property, plant and equipment	44,700	41,128	9
Amortization of intangible assets	20,809	27,248	(24)
Impairment of goodwill and other long-lived assets	26,287	745	—
Operating income	61,353	85,711	(28)
Equity in earnings (losses) of affiliates, net	4,891	(1,454)	—
Interest income	4,289	2,752	56
Interest expense	(110,711)	(26,068)	—
Non-operating pension and postretirement benefit income, net	67,072	61,660	9
Gain on marketable equity securities, net	123,780	96,670	28
Other income, net	3,438	18,877	(82)
Income before income taxes	154,112	238,148	(35)
Provision for income taxes	47,600	61,000	(22)
Net income	106,512	177,148	(40)
Net income attributable to noncontrolling interests	(3,172)	(2,088)	52
Net Income Attributable to Graham Holdings Company Common Stockholders	$103,340	$175,060	(41)
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$23.24	$36.78	(37)
Basic average number of common shares outstanding	4,416	4,729
Diluted net income per common share	$23.11	$36.67	(37)
Diluted average number of common shares outstanding	4,442	4,744

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GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2024	2023	Change	2024	2023	Change
Operating Revenues
Education	$422,899	$402,227	5	$845,497	$780,268	8
Television broadcasting	115,478	118,829	(3)	228,536	231,706	(1)
Manufacturing	103,626	120,082	(14)	205,529	234,666	(12)
Healthcare	147,528	113,282	30	275,729	215,341	28
Automotive	308,814	260,672	18	612,654	493,233	24
Other businesses	86,991	90,449	(4)	170,289	182,457	(7)
Corporate office	575	850	(32)	1,151	850	35
Intersegment elimination	(631)	(1,392)	—	(1,443)	(1,976)	—
	$1,185,280	$1,104,999	7	$2,337,942	$2,136,545	9
Operating Expenses
Education	$387,622	$372,111	4	$779,633	$727,112	7
Television broadcasting	84,350	85,639	(2)	167,775	169,933	(1)
Manufacturing	99,361	108,100	(8)	198,195	215,356	(8)
Healthcare	134,791	104,905	28	256,901	204,028	26
Automotive	298,611	251,212	19	592,799	472,930	25
Other businesses	139,953	114,310	22	252,205	237,319	6
Corporate office	15,312	12,059	27	30,524	26,132	17
Intersegment elimination	(631)	(1,392)	—	(1,443)	(1,976)	—
	$1,159,369	$1,046,944	11	$2,276,589	$2,050,834	11
Operating Income (Loss)
Education	$35,277	$30,116	17	$65,864	$53,156	24
Television broadcasting	31,128	33,190	(6)	60,761	61,773	(2)
Manufacturing	4,265	11,982	(64)	7,334	19,310	(62)
Healthcare	12,737	8,377	52	18,828	11,313	66
Automotive	10,203	9,460	8	19,855	20,303	(2)
Other businesses	(52,962)	(23,861)	—	(81,916)	(54,862)	(49)
Corporate office	(14,737)	(11,209)	(31)	(29,373)	(25,282)	(16)
	$25,911	$58,055	(55)	$61,353	$85,711	(28)
Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$2,872	$3,984	(28)	$5,846	$8,400	(30)
Television broadcasting	1,360	1,363	0	2,710	2,725	(1)
Manufacturing	2,648	4,332	(39)	5,768	9,194	(37)
Healthcare	598	882	(32)	1,234	1,836	(33)
Automotive	5	—	—	5	—	—
Other businesses	28,862	2,743	—	31,533	5,838	—
Corporate office	—	—	—	—	—	—
	$36,345	$13,304	—	$47,096	$27,993	68
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$38,149	$34,100	12	$71,710	$61,556	16
Television broadcasting	32,488	34,553	(6)	63,471	64,498	(2)
Manufacturing	6,913	16,314	(58)	13,102	28,504	(54)
Healthcare	13,335	9,259	44	20,062	13,149	53
Automotive	10,208	9,460	8	19,860	20,303	(2)
Other businesses	(24,100)	(21,118)	(14)	(50,383)	(49,024)	(3)
Corporate office	(14,737)	(11,209)	(31)	(29,373)	(25,282)	(16)
	$62,256	$71,359	(13)	$108,449	$113,704	(5)

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	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2024	2023	Change	2024	2023	Change
Depreciation
Education	$8,855	$9,460	(6)	$18,160	$18,428	(1)
Television broadcasting	2,870	3,087	(7)	5,738	6,123	(6)
Manufacturing	2,694	2,287	18	5,409	4,569	18
Healthcare	1,683	1,287	31	3,277	2,391	37
Automotive	1,716	1,148	49	3,429	2,261	52
Other businesses	4,204	3,681	14	8,387	7,050	19
Corporate office	151	153	(1)	300	306	(2)
	$22,173	$21,103	5	$44,700	$41,128	9
Pension Expense
Education	$4,712	$2,256	—	$8,822	$4,454	98
Television broadcasting	1,416	805	76	3,055	1,665	83
Manufacturing	292	281	4	919	556	65
Healthcare	4,851	2,685	81	9,609	7,042	36
Automotive	42	5	—	57	10	—
Other businesses	1,674	613	—	3,614	1,185	—
Corporate office	1,084	928	17	2,029	1,904	7
	$14,071	$7,573	86	$28,105	$16,816	67
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$51,716	$45,816	13	$98,692	$84,438	17
Television broadcasting	36,774	38,445	(4)	72,264	72,286	0
Manufacturing	9,899	18,882	(48)	19,430	33,629	(42)
Healthcare	19,869	13,231	50	32,948	22,582	46
Automotive	11,966	10,613	13	23,346	22,574	3
Other businesses	(18,222)	(16,824)	(8)	(38,382)	(40,789)	6
Corporate office	(13,502)	(10,128)	(33)	(27,044)	(23,072)	(17)
	$98,500	$100,035	(2)	$181,254	$171,648	6
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30		%	June 30		%
(in thousands)	2024	2023	Change	2024	2023	Change
Operating Revenues
Kaplan international	$267,026	$237,663	12	$536,824	$464,739	16
Higher education	81,041	90,291	(10)	161,163	168,632	(4)
Supplemental education	73,133	74,616	(2)	145,255	148,203	(2)
Kaplan corporate and other	2,993	2,887	4	5,581	5,259	6
Intersegment elimination	(1,294)	(3,230)	—	(3,326)	(6,565)	—
	$422,899	$402,227	5	$845,497	$780,268	8
Operating Expenses
Kaplan international	$241,202	$216,912	11	$479,688	$422,687	13
Higher education	66,687	72,496	(8)	141,290	143,754	(2)
Supplemental education	67,461	71,104	(5)	135,003	140,940	(4)
Kaplan corporate and other	11,048	10,711	3	21,221	17,921	18
Amortization of intangible assets	2,872	3,984	(28)	5,846	7,923	(26)
Impairment of long-lived assets	—	—	—	—	477	—
Intersegment elimination	(1,648)	(3,096)	—	(3,415)	(6,590)	—
	$387,622	$372,111	4	$779,633	$727,112	7
Operating Income (Loss)
Kaplan international	$25,824	$20,751	24	$57,136	$42,052	36
Higher education	14,354	17,795	(19)	19,873	24,878	(20)
Supplemental education	5,672	3,512	62	10,252	7,263	41
Kaplan corporate and other	(8,055)	(7,824)	(3)	(15,640)	(12,662)	(24)
Amortization of intangible assets	(2,872)	(3,984)	28	(5,846)	(7,923)	26
Impairment of long-lived assets	—	—	—	—	(477)	—
Intersegment elimination	354	(134)	—	89	25	—
	$35,277	$30,116	17	$65,864	$53,156	24
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets
Kaplan international	$25,824	$20,751	24	$57,136	$42,052	36
Higher education	14,354	17,795	(19)	19,873	24,878	(20)
Supplemental education	5,672	3,512	62	10,252	7,263	41
Kaplan corporate and other	(8,055)	(7,824)	(3)	(15,640)	(12,662)	(24)
Intersegment elimination	354	(134)	—	89	25	—
	$38,149	$34,100	12	$71,710	$61,556	16
Depreciation
Kaplan international	$7,177	$6,903	4	$14,533	$13,233	10
Higher education	799	1,071	(25)	1,702	2,173	(22)
Supplemental education	857	1,461	(41)	1,876	2,970	(37)
Kaplan corporate and other	22	25	(12)	49	52	(6)
	$8,855	$9,460	(6)	$18,160	$18,428	(1)
Pension Expense
Kaplan international	$166	$81	—	$329	$161	—
Higher education	2,045	923	—	3,826	1,845	—
Supplemental education	2,094	1,023	—	3,912	2,047	91
Kaplan corporate and other	407	229	78	755	401	88
	$4,712	$2,256	—	$8,822	$4,454	98
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$33,167	$27,735	20	$71,998	$55,446	30
Higher education	17,198	19,789	(13)	25,401	28,896	(12)
Supplemental education	8,623	5,996	44	16,040	12,280	31
Kaplan corporate and other	(7,626)	(7,570)	(1)	(14,836)	(12,209)	(22)
Intersegment elimination	354	(134)	—	89	25	—
	$51,716	$45,816	13	$98,692	$84,438	17
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets plus Depreciation Expense and Pension Expense.
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NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. The accounting principles generally accepted in the United States (“GAAP”) require that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Condensed Consolidated Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.

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The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended June 30
	2024			2023
(in thousands, except per share amounts)	(Loss) Income before income taxes	Income Taxes	Net (Loss) Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$(14,727)	$4,100	$(18,827)	$165,971	$41,800	$124,171
Attributable to noncontrolling interests			(2,213)			(1,383)
Attributable to Graham Holdings Company Stockholders			(21,040)			122,788
Adjustments:
Net credit related to fair value changes in contingent consideration from prior acquisitions	—	—	—	(4,797)	(144)	(4,653)
Goodwill and intangible asset impairment charges	26,287	5,693	20,594	—	—	—
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs	16,410	4,201	12,209	5,517	1,419	4,098
Interest expense (credit) related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	73,539	12,145	61,394	(1,179)	(27)	(1,152)
Net gains on marketable equity securities	(19,628)	(5,026)	(14,602)	(78,648)	(20,704)	(57,944)
Net losses of affiliates whose operations are not managed by the Company	1,128	289	839	8,633	2,273	6,360
Gain on sale of certain WGB websites	(3,483)	(760)	(2,723)	—	—	—
Gain on sale of Pinna	—	—	—	(10,033)	(2,641)	(7,392)
Non-operating loss (gain) from impairment, write-up and sale of cost method investments	337	86	251	(1,320)	(347)	(973)
Net Income, adjusted (non-GAAP)			$56,922			$61,132

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted (loss) income per common share, as reported			$(4.79)			$25.89
Adjustments:
Net credit related to fair value changes in contingent consideration from prior acquisitions			—			(0.98)
Goodwill and intangible asset impairment charges			4.62			—
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs			2.74			0.86
Interest expense (credit) related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			13.77			(0.24)
Net gains on marketable equity securities			(3.28)			(12.22)
Net losses of affiliates whose operations are not managed by the Company			0.19			1.34
Gain on sale of certain WGB websites			(0.61)			—
Gain on sale of Pinna			—			(1.56)
Non-operating loss (gain) from impairment, write-up and sale of cost method investments			0.06			(0.21)
Diluted income per common share, adjusted (non-GAAP)			$12.70			$12.88

The adjusted diluted per share amounts may not compute due to rounding.

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	Six Months Ended June 30
	2024			2023
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$154,112	$47,600	$106,512	$238,148	$61,000	$177,148
Attributable to noncontrolling interests			(3,172)			(2,088)
Attributable to Graham Holdings Company Stockholders			$103,340			$175,060
Adjustments:
Net credit related to fair value changes in contingent consideration from prior acquisitions	—	—	—	(4,688)	(143)	(4,545)
Goodwill and intangible asset impairment charges	26,287	5,693	20,594	—	—	—
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs	16,828	4,308	12,520	9,646	2,481	7,165
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	75,415	12,241	63,174	289	47	242
Net gains on marketable equity securities	(123,780)	(31,693)	(92,087)	(96,670)	(25,448)	(71,222)
Net losses of affiliates whose operations are not managed by the Company	2,615	670	1,945	6,820	1,795	5,025
Gain on sale of certain WGB websites	(3,483)	(760)	(2,723)	—	—	—
Gain on sale of Pinna	—	—	—	(10,033)	(2,641)	(7,392)
Non-operating loss (gain) from impairment, write-up and sales of cost method investments	744	191	553	(3,935)	(1,008)	(2,927)
Net Income, adjusted (non-GAAP)			$107,316			$101,406

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$23.11			$36.67
Adjustments:
Net credit related to fair value changes in contingent consideration from prior acquisitions			—			(0.95)
Goodwill and intangible asset impairment charges			4.60			—
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs			2.80			1.50
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			14.13			0.05
Net gains on marketable equity securities			(20.59)			(14.92)
Net losses of affiliates whose operations are not managed by the Company			0.43			1.05
Gain on sale of certain WGB websites			(0.61)			—
Gain on sale of Pinna			—			(1.55)
Non-operating loss (gain) from impairment, write-up and sales of cost method investments			0.12			(0.61)
Diluted income per common share, adjusted (non-GAAP)			$23.99			$21.24

The adjusted diluted per share amounts may not compute due to rounding.

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